Exhibit 31

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Wanner, Chief Financial Officer, certify that:

1. As of March 31, 2006, I have reviewed this quarterly report on Form 10-QSB of First National Power Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The issuer's other certifying offering officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(3)) and internal conrol over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the issuer and have:

  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to theissuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the prepaqration of financial statements for external purposes in accordance with generally accepted accounting principles;
  evaluated the effectiveness of the issuer's disclosure controls and procedures presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
  disclosed in this quarterly report any change in the issuer's internal control over financial reporting that occurred during the issuer's most recent fiscal year (the issuer's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

5. The issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of issuer's board of directors (or persons performing the equivalent function):

  all significant deficiencies and material weaknesses in the design or operation of internal control over financial repoting which are reasonably likely to advesely affect the issuer's ability to record, proess, summarize and repor financial information; and
  any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls over financial reporting.

Date: May 9, 2006

/s/ Peter Wanner

Peter Wanner

Chief Financial Officer